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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1999 included in Mid-State Bancshares' Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Los Angeles, California
June 24, 1999